Annual Report

Dividend
Growth
Fund

December 31, 1998

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Dividend Growth Fund

o U.S. stocks recovered from a sharp third quarter correction to advance over 20% for the fourth straight year.

o Market leadership was concentrated in a handful of blue chips, making it difficult for value and income-oriented funds to keep pace.

o The fund's 6- and 12-month returns of 5.02% and 15.04%, respectively, were competitive with its Lipper peer group but lagged the S&P 500 Stock Index.

o Several holdings benefited from merger activity; REITs were our biggest disappointment.

o We will be especially conscious of risk in the coming months as we expect a more difficult investment environment.

Fellow Shareholders

After a brief but sharp third quarter correction, U.S. stocks surged ahead in the fourth quarter and closed 1998 with outstanding returns. The Standard & Poor's 500 Stock Index rose more than 20% for a record-setting fourth consecutive year, but the gains were concentrated in the largest and most highly valued companies.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/98                           6 Months           12 Months
--------------------------------------------------------------------------------

Dividend Growth Fund                                5.02%              15.04%

S&P 500                                             9.22               28.57

Lipper Growth & Income
Funds Average                                       3.09               15.61

Receding inflation and declining interest rates provided consistently favorable support for stocks, but corporate profit growth was disappointing and S&P 500 earnings were about flat versus 1997. Stocks fell over the summer on fears that the earnings slowdown might be long-lasting but rebounded into year-end after the Federal Reserve lowered the federal funds rate from 5.50% to 4.75% in three quick steps from September 29 to November 17.

The Dividend Growth Fund posted healthy but unspectacular returns, rising 5.02% in the second half and 15.04% for the full year, competitive with the Lipper Growth & Income Funds Average but well behind the S&P 500. Dividend-oriented stocks lagged significantly in 1998 as investors paid large premiums for the fastest-growing companies in the S&P 500, many of which do not meet our dividend growth requirements.


YEAR-END DISTRIBUTIONS

Your Board of Directors declared a short-term capital gain of $0.06 per share and a long-term capital gain of $0.44 per share. Both were paid on December 17 to shareholders of record on December 15. The Board also declared a fourth quarter dividend of $0.11 per share, which was paid on December 30 to shareholders of record on December 28. You should already have received a check or statement reflecting these distributions as well as your Form 1099-DIV reporting them for tax purposes.

Preparing For The Year 2000
--------------------------------------------------------------------------------

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.


OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.


SMOOTH TRANSITION PLANNED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).


LONG-TERM PERSPECTIVE

We launched the Dividend Growth Fund six years ago because we believed that buying stocks of companies with consistently strong earnings and dividend growth would lead to attractive total returns and rising dividends for our shareholders. Our long-term results have been encouraging. The fund's cumulative 203% six-year gain is ahead of the Lipper Growth & Income Funds Average (161%) and close to the S&P 500 (224%). Fund dividends have grown each year. As the chart shows, investors who purchased shares at the $10 inception price and reinvested dividends and capital gains in additional shares have received rising dividends over the ensuing six years. We cannot guarantee that the fund's dividends will increase every year, particularly since many companies have de-emphasized dividends in recent years. Over the long term, though, they should continue to rise as our portfolio companies grow and increase their dividend payments.

Compounding of Dividends
--------------------------------------------------------------------------------

Annual yield on an initial investment of $1,000 at the Dividend Growth Fund's inception on 12/30/92.

Dividend distributions on the investment were $29.29 in 1993, $35.82 in 1994,
$40.27 in 1995, $42.70 in 1996,
$55.02 in 1997, and $61.31 in 1998.

                          Yield

12/31/93                   2.93

12/31/94                   3.58

12/31/95                   4.03

12/31/96                   4.27

12/31/97                   5.50

12/31/98                   6.13

Yield is based on the assumption that all dividends and capital gains paid by the fund are reinvested in additional shares. Dividends paid on the rising number of shares are expressed as a return on the original $1,000 investment.


PERFORMANCE REVIEW

After powerful first-half performance, stocks reacted to worsening news and corrected in the third quarter. During the summer, earnings growth had slowed or reversed for a broad list of companies, President Clinton's personal struggles had intensified, and corporate borrowing rates had risen suddenly and significantly as global financial market turmoil worked its way into our markets. Most notable perhaps was the near-failure of Long-Term Capital Management, a large hedge fund that was caught off guard by rapidly changing global credit markets. Fearing that market dislocations at home and abroad might lead to an economic downturn, the Federal Reserve lowered the federal funds rate in three steps by a total of three-quarters of a percentage point, igniting a powerful fourth quarter rally in U.S. stocks that continued into 1999.

The narrowness of the year's advance made it difficult for value and dividend-oriented funds to keep pace with the S&P 500. Slightly more than half of the Index's total return came from just 15 stocks, seven of which pay little or no dividends. Of these, technology companies in particular captured investor attention: Microsoft, Lucent Technologies, Cisco Systems, Dell Computer, and MCI WorldCom more than doubled in 1998.

Your fund held up quite well during the third quarter downturn but lagged in the fourth quarter rise. Three of the fund's top performers benefited from 1998's frenzied merger activity. Amoco, Mobil, and American Stores all accepted attractive premium takeover proposals and rose nicely. We expect to retain shares of the acquiring companies because we view the transactions as reasonably attractive. Hewlett-Packard and Linear Technology both rose smartly as investor sentiment on technology shares turned quite positive after a short period of disenchantment. SBC Communications also rebounded strongly as investors came to appreciate its consistent growth outlook at a time when earnings were faltering in many other sectors.

Security Diversification
--------------------------------------------------------------------------------

                                     Business Services
Consumer          Financials         and Transportation          REITS

22                18                 13                          10

Utilities         Energy             Other                       Reserves
7                 5                  15                          10

Based on net assets as of 12/31/98.

Perhaps our most frustrating holdings were our REITs, which dramatically underperformed the S&P 500 despite producing double-digit cash flow growth for the year. We expect our current holdings to increase cash flows an additional 6% to 14% in 1999, which should compare favorably with most companies. REITs offer high current yields and reasonably good cash flow and dividend growth-a unique combination in the market today.


PORTFOLIO CHANGES

Trading activity picked up during the summer correction as we invested in a number of stocks that reached bargain prices, in our view. We bought shares of two high-quality semiconductor manufacturers with good dividend records, Linear Technology and Dallas Semiconductor. Both stocks have rebounded sharply of late and now look fully valued. We made a significant investment in First Union, a high-quality regional bank holding company with a long-term record of consistent earnings and dividend growth. We felt it was largely insulated from the global credit market woes affecting many banks. Waddell & Reed, a Midwestern money management company, was another significant purchase. Financially strong and with a proprietary distribution system, the company represents an attractive franchise at a very reasonable valuation. Richfood Holdings, the largest wholesale food distributor in the Mid-Atlantic region, looked like a solid value after falling 50%. Although a moderate grower, the company is well managed and generates significant free cash flow.


SUMMARY AND OUTLOOK

We expect a more difficult environment in 1999. Stock prices have risen much faster than sales, earnings, and dividends over the past four years-especially in 1998. Valuation levels have reached all-time highs, earnings growth has become more problematic, and, as shown by the frenzied trading in Internet stocks, speculative activity has increased substantially. We are especially conscious of risk and will be careful to seek a margin of safety in all of our new investments.

Thank you for your continuing support.

Respectfully submitted,

William J. Stromberg
President and Chairman of the Investment Advisory Committee

January 19, 1999


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/98

Ten Largest Purchases                        Ten Largest Sales
--------------------------------------------------------------------------------

Campbell*                                    Hercules**

Waddell & Reed*                              Willis-Corroon**

First Union                                  British Petroleum

Richfood Holdings*                           Rite Aid

Galileo International                        IndyMac Mortgage Holdings**

PartnerRe Holdings                           Storage USA**

GTE*                                         Travelers Property Casualty**

Bristol-Myers Squibb                         Duke Energy**

Loews*                                       Danaher

Telebras*                                    Washington Mutual**

 * Position added
** Position eliminated


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                     Percent of
                                                     Net Assets
                                                     12/31/98
--------------------------------------------------------------------------------

SBC Communications                                     1.9%

EXEL                                                   1.9

Mobil                                                  1.8

Wells Fargo                                            1.8

Bristol-Myers Squibb                                   1.7
--------------------------------------------------------------------------------

First Union                                            1.6

Galileo International                                  1.6

Philip Morris                                          1.6

PartnerRe Holdings                                     1.6

Fannie Mae                                             1.5
--------------------------------------------------------------------------------

AlliedSignal                                           1.5

ACE Limited                                            1.5

ALLTEL                                                 1.4

Prologis Trust                                         1.4

Hewlett-Packard                                        1.4
--------------------------------------------------------------------------------

Omnicom                                                1.3

Reckson Associates Realty                              1.2

Rentokil Group                                         1.1

Rite Aid                                               1.1

American Home Products                                 1.1
--------------------------------------------------------------------------------

Newell                                                 1.1

Crescent Real Estate Equities                          1.1

Johnson & Johnson                                      1.1

Sara Lee                                               1.1

Waddell & Reed                                         1.0
--------------------------------------------------------------------------------

Total                                                 35.4%


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

As of 12/31/98

                           S&P 500                    Dividend Growth
                           Index                      Fund

12/30/92                   10,000                     10,000

12/31/93                   10,930                     11,941

12/31/94                   11,075                     12,199

12/31/95                   15,236                     16,072

12/31/96                   18,735                     20,147

12/31/97                   24,985                     26,346

12/31/98                   32,122                     30,308


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since  Inception
Periods Ended 11/30/98          1 Year  3 Years   5 Years  Inception       Date
--------------------------------------------------------------------------------

Dividend Growth Fund            15.04%   23.55%    20.48%     20.29%   12/30/92

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------

                                 For a share outstanding throughout each period
Financial Highlights
--------------------------------------------------------------------------------

                             Year
                            Ended
                         12/31/98   12/31/97   12/31/96    12/31/95   12/31/94

NET ASSET VALUE

Beginning of period      $  20.13   $  16.37   $  13.81    $  11.04   $  11.48

Investment activities

  Net investment income      0.46       0.44       0.35       0.36*      0.35*

  Net realized and
  unrealized gain (loss)     2.51       4.51       3.08       3.08      (0.11)

  Total from
  investment activities      2.97       4.95       3.43       3.44       0.24

Distributions

  Net investment income     (0.46)     (0.44)     (0.36)     (0.36)     (0.34)

  Net realized gain         (0.63)     (0.75)     (0.51)     (0.31)     (0.34)

Total distributions         (1.09)     (1.19)     (0.87)     (0.67)     (0.68)

NET ASSET VALUE
  End of period          $  22.01   $  20.13   $  16.37   $  13.81   $  11.04
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return*               15.04%     30.77%     25.36%     31.75%*     2.16%*

Ratio of expenses to
average net assets           0.77%      0.80%      1.10%      1.10%*     1.00%*

Ratio of net investment
income to average
net assets                   2.26%      2.42%      2.53%      2.92%*     3.11%*

Portfolio turnover rate      37.3%      39.1%      43.1%      56.1%      71.4%

Net assets, end of period
(in millions)            $  1,338   $    747   $    209   $     85   $     54

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 12/31/94 and a 1.10% voluntary expense limitation in effect through 12/31/96.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------
                                                           December 31, 1998

Statement of Net Assets
--------------------------------------------------------------------------------
                                                     Shares/Par        Value
                                                                In thousands

Common Stocks  83.9%

FINANCIAL  17.5%

Bank and Trust  7.7%

Bank of New York                                        200,000   $    8,050

Bank One                                                230,000       11,744

BankAmerica                                              80,000        4,810

Citigroup                                               250,000       12,375

First Union                                             360,000       21,893

Mellon Bank                                             200,000       13,750

U.S. Bancorp                                            190,000        6,745

Wells Fargo                                             600,000       23,962

                                                                     103,329
Insurance  5.7%

ACE Limited                                             580,000       19,974

Erie Indemnity                                          328,800       10,275

EXEL (Class A)                                          330,000       24,750

PartnerRe Holdings                                      460,000       21,045

                                                                      76,044

Financial Services  4.1%

Associates First Capital
  (Class A)                                             300,000       12,712

Fannie Mae                                              280,000       20,720

Freddie Mac                                             110,000        7,088

Waddell & Reed Financial
  (Class A)                                              95,500        2,262

Waddell & Reed Financial
  (Class B) *                                           504,500       11,730

                                                                      54,512

Total Financial                                                      233,885


UTILITIES  6.7%

Telephone Services  4.2%

ALLTEL                                                  320,000       19,140

GTE                                                     180,000       11,700

SBC Communications                                      480,000       25,740

                                                                      56,580

Electric Utilities  2.5%

DPL                                                     350,000        7,569

DQE                                                     270,000       11,863

NIPSCO                                                  190,000   $    5,783

Teco Energy                                             270,000        7,611

                                                                      32,826

Total Utilities                                                       89,406


CONSUMER NONDURABLES  17.7%

Cosmetics  0.6%

International Flavors
  & Fragrances                                          190,000        8,396

                                                                       8,396

Beverages  1.4%

Anheuser-Busch                                          100,000        6,563

PepsiCo                                                 280,000       11,462

                                                                      18,025

Food Processing  2.6%

Campbell                                                160,000        8,800

General Mills                                            50,000        3,887

McCormick                                               230,000        7,770

Sara Lee                                                500,000       14,094

                                                                      34,551

Hospital Supplies/Hospital Management  0.9%

Abbott Laboratories                                     250,000       12,250

                                                                      12,250

Pharmaceuticals  5.7%

American Home Products                                  260,000       14,641

Bristol-Myers Squibb                                    170,000       22,748

Johnson & Johnson                                       170,000       14,259

Merck                                                    55,000        8,123

Pfizer                                                   70,000        8,781

Schering-Plough                                         150,000        8,287

                                                                      76,839

Miscellaneous Consumer Products  6.5%

Colgate-Palmolive                                        90,000        8,359

Hasbro                                                  290,000       10,476

Newell                                                  350,000       14,437

Philip Morris                                           400,000       21,400

Service Corp. International                             130,000        4,948

Stanley Works                                           230,000        6,383

Sysco                                                   180,000   $    4,939

Tomkins (GBP)                                         1,500,000        7,127

Tomkins ADR                                             430,000        8,600

                                                                      86,669

Total Consumer Nondurables                                           236,730


CONSUMER SERVICES  4.8%

General Merchandisers  1.1%

Dayton Hudson                                            20,000        1,085

Dollar General                                          150,000        3,544

Warnaco Group (Class A)                                 400,000       10,100

                                                                      14,729

Specialty Merchandisers  1.9%

American Stores                                         300,000       11,081

Rite Aid                                                300,000       14,869

                                                                      25,950

Entertainment and Leisure  0.7%

Carnival (Class A)                                      140,000        6,720

Disney                                                   70,000        2,100

                                                                       8,820

Media and Communications  1.1%

Tribune                                                 160,000       10,560

Wolters Kluwer (NLG)                                     20,000        4,278

                                                                      14,838

Total Consumer Services                                               64,337


CONSUMER CYCLICALS  10.3%

Automobiles and Related  0.5%

Genuine Parts                                           200,000        6,687

                                                                       6,687

Building and Real Estate  8.4%

Archstone Communities
  Trust, REIT                                           550,000       11,137

Arden Realty, REIT                                      320,000        7,420

Chelsea GCA, REIT                                       270,000        9,619

Cousins Properties, REIT                                 77,700        2,506

Crescent Real Estate
  Equities, REIT                                        620,000       14,260

Manufactured Home
  Communities, REIT                                     400,000       10,025

Nationwide Health
  Properties, REIT                                      330,000   $    7,116

Prologis Trust, REIT                                    900,000       18,675

Reckson Associates Realty, REIT                         430,000        9,540

Starwood Hotels & Resorts, REIT                         380,900        8,642

Vornado Realty Trust, REIT                              160,000        5,400

Weeks, REIT                                             300,000        8,456

                                                                     112,796
Miscellaneous Consumer Durables  1.4%

Masco                                                   430,000       12,363

Valspar                                                 170,000        6,343

                                                                      18,706

Total Consumer Cyclicals                                             138,189


TECHNOLOGY  4.9%

Electronic Components  1.5%

Analogic                                                204,800        7,706

Dallas Semiconductor                                     90,000        3,667

Linear Technology                                        90,000        8,058

                                                                      19,431

Electronic Systems  1.4%

Hewlett-Packard                                         270,000       18,445

                                                                      18,445

Aerospace and Defense  2.0%

AlliedSignal                                            460,000       20,384

Raytheon (Class B)                                      130,000        6,922

                                                                      27,306

Total Technology                                                      65,182


CAPITAL EQUIPMENT  2.8%

Electrical Equipment  1.0%

GE                                                       60,000        6,124

Hubbell (Class B)                                       201,500        7,657

                                                                      13,781

Machinery  1.8%

Danaher                                                  80,000        4,345

Nordson                                                 110,000        5,631

Teleflex                                                300,000       13,687

                                                                      23,663
Total Capital Equipment                                               37,444


BUSINESS SERVICES AND
TRANSPORTATION  11.7%

Computer Service and Software 3.7%

Analysts International                                  350,000   $    6,759

Automatic Data Processing                                80,000        6,415

Computer Associates                                     100,000        4,262

Galileo International                                   500,000       21,750

Reynolds & Reynolds                                     450,000       10,322

                                                                      49,508

Distribution Services  0.8%

Richfood Holdings                                       544,200       11,292

                                                                      11,292

Environmental  1.1%

Rentokil Group (GBP)                                  2,000,000       15,080

                                                                      15,080

Transportation Services  0.5%

C.H. Robinson Worldwide                                 260,000        6,736

                                                                       6,736

Miscellaneous Business Services  4.8%

Equifax                                                 230,000        7,863

H&R Block                                               250,000       11,250

Omnicom                                                 300,000       17,400

RPM                                                     450,000        7,200

ServiceMaster                                           265,000        5,847

Waste Management                                        300,000       13,987

                                                                      63,547

Railroads  0.8%

Norfolk Southern                                        330,000       10,457

                                                                      10,457

Total Business Services and Transportation                           156,620


ENERGY  4.8%

Integrated Petroleum - Domestic  0.8%

British Petroleum ADR                                   110,000       10,450

                                                                      10,450

Integrated Petroleum - International  4.0%

Amoco                                                   220,000   $   12,980

Chevron                                                 100,000        8,294

Mobil                                                   280,000       24,395

Royal Dutch Petroleum ADR                               160,000        7,660

                                                                      53,329

Total Energy                                                          63,779


PROCESS INDUSTRIES  1.7%

Specialty Chemicals  1.0%

Great Lakes Chemical                                    320,000       12,800

                                                                      12,800

Paper and Paper Products  0.7%

Kimberly-Clark                                          180,000        9,810

                                                                       9,810

Total Process Industries                                              22,610
Miscellaneous Common Stocks  1.0%                                     13,330

Total Common Stocks (Cost $904,495)                                1,121,512

Preferred Stocks  0.2%

Cleveland Electric (Series L),
  $1.88 Adj                                              22,560        2,275
Cleveland Electric
  (Series R), 8.80%                                         320          341

Total Preferred Stocks (Cost $1,905)                                   2,616

Convertible Preferred Stocks  0.5%

Reckson Associates Realty,
  (Series A) 7.625%                                     340,000        7,140

Total Convertible Preferred Stocks (Cost $8,194)                       7,140

Convertible Bonds  1.7%

Loews, Sub. Notes,
  3.125%, 9/15/07                                   $10,000,000        8,122

Networks Associates, Sub. Deb.,
  Zero Coupon, 2/13/18                                8,000,000        4,875

Security Capital U. S. Realty,
  (144a), 2.00%, 5/22/03                             12,000,000        9,390

Total Convertible Bonds (Cost  $20,578)                               22,387

U.S. Government Obligations  4.0%

U.S. Treasury Notes
  5.375%, 2/15/01                                    $7,000,000   $    7,113
  5.625%, 5/15/01 - 2/15/06                           5,500,000        5,652
  5.75%, 11/15/00 - 8/15/03                          17,400,000       17,765
  5.875%, 2/28/99 - 9/30/02                           9,000,000        9,157
  6.00%, 8/15/99 - 8/15/00                            4,700,000        4,790
  6.125%, 12/31/01                                    1,500,000        1,562
  6.25%, 3/31/99 - 2/28/02                            3,400,000        3,471
  6.375%, 5/15/99                                       500,000          503
  6.50%, 5/31/01 - 5/31/02                            2,500,000        2,636
  6.625%, 5/15/07                                     1,000,000        1,124

Total U.S. Government Obligations (Cost $52,522)                      53,773


Short-Term Investments  9.5%

Money Market Funds  9.5%

Reserve Investment Fund, 5.42% #                    127,321,843      127,322

Total Short-Term Investments (Cost $127,322)                         127,322

Total Investments in Securities
99.8% of Net Assets (Cost $1,115,016)                             $1,334,750

Other Assets Less Liabilities                                          2,977

NET ASSETS                                                        $1,337,727
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $     (246)

Accumulated net realized gain/loss -
net of distributions                                                   7,053

Net unrealized gain (loss)                                           219,734

Paid-in-capital  applicable to 60,766,604
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                       1,111,186

Net Assets                                                        $1,337,727
                                                                  ----------

Net Asset Value Per Share                                         $    22.01
                                                                  ----------

   #  Seven-day yield
   *  Non-income producing
 ADR  American Depository Receipt
REIT  Real Estate Investment Trust
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.7% of net assets.
 GBP  British sterling
 NLG  Dutch guilder

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/98

Investment Income

Income
  Dividend                                                            22,322
  Interest                                                         $   9,535

  Total income                                                        31,857

Expenses
  Investment management                                                5,482
  Shareholder servicing                                                2,033
  Registration                                                           292
  Prospectus and shareholder reports                                     148
  Custody and accounting                                                 116
  Legal and audit                                                         13
  Directors                                                                9
  Miscellaneous                                                            8

  Total expenses                                                       8,101

Net investment income                                                 23,756

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                          35,871
  Foreign currency transactions                                          (46)

  Net realized gain (loss)                                            35,825

Change in net unrealized gain
or loss on securities                                                 88,719

Net realized and unrealized gain (loss)                              124,544

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $ 148,300
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                       12/31/98     12/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income                              $   23,756   $   12,272
  Net realized gain (loss)                               35,825       28,069
  Change in net unrealized
  gain or loss                                           88,719       96,262

  Increase (decrease) in net
  assets from operations                                148,300      136,603

Distributions to shareholders
  Net investment income                                 (24,002)     (13,152)
  Net realized gain                                     (34,922)     (24,253)

  Decrease in net assets
  from distributions                                    (58,924)     (37,405)

Capital share transactions*
  Shares sold                                           831,901      559,369
  Distributions reinvested                               55,832       35,245
  Shares redeemed                                      (387,431)    (157,461)

  Increase (decrease) in
  net assets from capital
  share transactions                                    500,302      437,153

Net equalization                                          1,138        1,062

Net Assets

Increase (decrease) during period                       590,816      537,413
Beginning of period                                     746,911      209,498

End of period                                        $1,337,727   $  746,911
                                                     ----------   ----------

*Share information
  Shares sold                                            39,472       31,018
  Distributions reinvested                                2,625        1,825
  Shares redeemed                                       (18,426)      (8,547)

  Increase (decrease) in shares outstanding              23,671       24,296

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------
                                                              December 31, 1998

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Dividend Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 30, 1992.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. The fund follows the practice of equalization, under which undistributed net investment income per share is unaffected by fund shares sold or redeemed.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $785,294,000 and $366,029,000, respectively, for the year ended December 31, 1998.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------

Undistributed net investment income                               $(1,138,000)

Paid-in-capital                                                     1,138,000

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,115,016,000. Net unrealized gain aggregated $219,734,000 at period end, of which $243,499,000 related to appreciated investments and $23,765,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $564,000 was payable at December 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.20% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At December 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,633,000 for the year ended December 31, 1998, of which $182,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $6,092,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Dividend Growth Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Dividend Growth Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland

     January 21, 1999


T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/98
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Fund's distributions to shareholders included:

o    $5,765,000 from short-term capital gains,

o $29,157,000 from long-term capital gains, subject to the 20% rate gains category,

For corporate shareholders, $13,482,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

--------------------------------------------------------------------------------


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

     INVESTMENT INFORMATION

     Combined Statement  Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BONDFUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free***
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond!
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond!!
International Bond


MONEY MARKET FUNDS!!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money\


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

  *   Formerly named Equity Index.
 **   Closed to new investors.
***   Formerly named Florida Insured Intermediate Tax-Free.
  !   Formerly named Tax-Free Insured Intermediate Bond.
 !!   Formerly named Global Government Bond.
!!! Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


T. Rowe Price Retirement Plans and Resources
--------------------------------------------------------------------------------

Retirement Plans and Resources

     We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees.
     T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.


     IRAs AND QUALIFIED PLANS
     ---------------------------------------------------------------------------

     Traditional IRA               Money Purchase Pension
     Roth IRA                      "Paired" Plans (Money Purchase
     Rollover IRA                   Pension and Profit Sharing Plans)
     SEP-IRA                       401(k)
     SIMPLE IRA                    403(b)
     Profit Sharing                457 Deferred Compensation


     RETIREMENT RESOURCES AT T. ROWE PRICE
     ---------------------------------------------------------------------------

     Planning and Informational Guides      Investing for Retirement in
                                              Your 403(b) Account
     Minimum Required
       Distributions Guide

     Retirement Planning Kit                The T. Rowe Price No-Load Variable
                                              Annuity Information Kit

     Retirees Financial Guide

     Tax Considerations for Investors       Insights Reports

     Investment Kits                        The Challenge of Preparing for
                                              Retirement
     The IRA Investing Kit                  Financial Planning After Retirement

     Roth IRA Conversion Kit                The Roth IRA: A Review

     Rollover IRA Kit

     The T. Rowe Price                      Software Packages
       SIMPLE IRA Plan Kit
                                            T. Rowe Price Retirement Planning
     The T. Rowe Price SEP-IRA Plan           AnalyzerTM CD-ROM or diskette
                                              $19.95. To order, please call
     The Simplified Keogh                     1-800-541-5760. Also available
       Plan(registered trademark)             on the Internet for $9.95.
       From T. Rowe Price

     The T. Rowe Price 401(k) Century       T. Rowe Price Variable Annuity
       Plan(registered trademark)             AnalyzerTM CD-ROM or diskette,
       (for small businesses)                 free. To order, please call
                                              1-800-469-5304.
     Money Purchase Pension/
       Profit Sharing Plan Kit


Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.


T. Rowe Price Insights Reports
--------------------------------------------------------------------------------

The Fundamentals of Investing

     Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

INSIGHTS REPORTS
--------------------------------------------------------------------------------

General Information                         Investing in Common Stocks

The ABCs of Giving                          Investing in Emerging Growth Stocks

Back to Basics: The ABCs of Investing       Investing in Financial
                                              Services Stocks
The Challenge of Preparing for
  Retirement                                Investing in Health Care Stocks

Financial Planning After Retirement         Investing in High-Yield
                                              Municipal Bonds
Getting Started: Investing With
  Mutual Funds                              Investing in Money Market Securities

The Roth IRA: A Review                      Investing in Mortgage-Backed
                                              Securities
Tax Information for Mutual
  Fund Investors                            Investing in Natural Resource Stocks

Investment Strategies                       Investing in Science and
                                              Technology Stocks
Conservative Stock Investing
                                            Investing in Small-Company Stocks
Dollar Cost Averaging
                                            Understanding Derivatives
Equity Index Investing
                                            Understanding High-Yield
Growth Stock Investing                       "Junk" Bonds

Investing for Higher Yield                  Brokerage Insights

Managing Risk Through Diversification       Combining Individual SecuritiesWith
                                              Mutual Funds
The Power of Compounding
                                            Getting Started: An Introduction to
Value Investing                               Individual Securities

Types of Securities                         What You Should Know About Bonds

The Basics of International                 What You Should Know About Margin
  Stock Investing                             and Short-Selling

The Basics of Tax-Free Investing            What You Should Know About Options

The Fundamentals of Fixed Income            What You Should Know About Stocks
  Investing

Global Bond Investing

T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.


T. Rowe Price Brokerage
--------------------------------------------------------------------------------

Brokerage Services

T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     Our brokerage service offers significant commission savings over full-service brokerages on a wide range of individual securities and other investments.* It also provides high-quality services and financial tools you can use to manage your investments effectively and conveniently.

     Internet and Automated Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. Trades executed through these automated services provide additional commission savings.**

     Research Services To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intra-day and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vickers, Lipper, and other well-known research providers.

     Dividend Reinvestment Service This service helps keep more of your money working for you. Virtually all stocks held in customer accounts are eligible for this service, free of charge.

* Based on an April 1998 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary by size of order.
** Discount applies to our current commission schedule. All trades subject to a $35 minimum commission except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Dividend Growth Fund.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence (regisered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.         F58-050 12/31/98